UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 5, 2022 (December 2, 2022)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2022, Gibraltar Industries, Inc. (the “Company”) and Patrick M. Burns, the Company’s Chief Operating Officer, mutually agreed that Mr. Burns will depart from his position, effective December 30, 2022. Following such date, the responsibilities of Chief Operating Officer will be reallocated among members of the Company’s existing management team.
In connection with his departure from the Company, the Company executed a separation agreement with Mr. Burns (the “Separation Agreement”), pursuant to which, in exchange for a general release of claims and subject to compliance with the terms of the Separation Agreement, Mr. Burns will receive, among other things, (i) his current annual base salary (totaling $574,137.50) paid over a 15-month period, (ii) his incentive compensation under the Management Incentive Compensation Plan for 2022 when paid to other eligible employees and (iii) treatment of his outstanding equity-based incentive awards (including performance units, to the extent earned) in accordance with the terms of their respective plans.
The foregoing description is only a summary of certain terms of the Separation Agreement, is not a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
10.1	Separation Agreement and General Release with Patrick M. Burns dated December 2, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	December 5, 2022
		By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Senior Vice President and Chief Financial Officer

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